THE GABELLI BLUE CHIP VALUE FUND

                              FIRST QUARTER REPORT
                                 MARCH 31, 2003

                                                               [GRAPHIC OMITTED]
                                                    PICTURE OF BARBARA G. MARCIN

                                                          BARBARA G. MARCIN, CFA

TO OUR SHAREHOLDERS,

      The broad markets started with strong performance in the first two weeks of January -- until earnings reports started to come in. On the positive side, companies reported stabilization in their businesses, but the backhanded compliment of no more deterioration was not enough to sustain early gains and the market gave back the early performance. The disappointment was due to the uniform guidance from managements noting the absence of any pick-up on the horizon as they described their earnings and outlook. The one step forward, one step backward recovery that had been in place for over a year continued, dashing investors' hope that we were finally in the midst of an upturn.

      Immediately then the Iraqi war became the only important news, with the market trading up on days when the news seemed to support a short war and down on days when we appeared to be bogged down in a longer conflict. In the end, the war went approximately as planned, with few real surprises. Oil prices peaked, as expected, in mid-March at $38 a barrel and within a week had fallen solidly back into the mid to high twenties. Consumer confidence fell sharply in March in reaction to the war, reaching the lowest level since the last Gulf War, in January of 1991, and is expected to rebound just as sharply in April.

INVESTMENT PERFORMANCE

      In the first quarter the Gabelli Blue Chip Value Fund (the "Fund") declined 1.50%, compared with losses of 3.15% and 5.13% for the Standard and Poor's ("S&P") 500 Index and the Lipper Large Cap Value Fund Average, respectively. While this quarter followed a decent fourth quarter, and while we were at least not unhappy to hold onto most of the strong gains of the fourth quarter, we are still hoping to capture upside after the underperformance in the first half of last year. Strong performance came from holdings where expectations were particularly low and which showed evidence that they would be able to weather the worst case. These companies included: Cendant, for which the improving earnings and strong free cash flow are finally starting to be evident; utilities such as Aquila and Public Service Enterprise Group; cable operator Comcast; and wireless phone carriers AT&T Wireless and Nextel. SBC
Communications and Duke Energy were weak performers. During the quarter we eliminated positions in General Motor's Hughes Electronics, AT&T and Mellon Bank.

INVESTMENT RESULTS (A)
--------------------------------------------------------------------------------
                                            Quarter
                            ---------------------------------------
                              1ST      2ND       3RD         4TH      YEAR
  2003:  Net Asset Value .... $7.21    --        --          --         --
         Total Return ....... (1.5)%   --        --          --         --
--------------------------------------------------------------------------------
  2002:  Net Asset Value ....$10.09    $7.55     $6.12       $7.32     $7.32
         Total Return ....... (5.8)%  (25.2)%   (18.9)%      19.6%    (31.7)%
--------------------------------------------------------------------------------
  2001:  Net Asset Value ....$12.33   $12.31     $9.84      $10.71    $10.71
         Total Return .......  1.3%    (0.2)%   (20.1)%       9.1%    (11.8)%
--------------------------------------------------------------------------------
  2000:  Net Asset Value ....$12.40   $12.16    $13.23      $12.17    $12.17
         Total Return .......  6.4%    (1.9)%     8.8%       (2.2)%    11.1%
--------------------------------------------------------------------------------
  1999:  Net Asset Value .... --       --        $9.54      $11.65    $11.65
         Total Return ....... --       --        (2.9)%(b)   23.5%     17.8%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003 (A)
                -------------------------------------------------
                                                                       SINCE
                                     QUARTER   1 YEAR     3 YEAR   INCEPTION (B)
                                     -------   ------     ------   -------------
   Gabelli Blue Chip
     Value Fund .................... (1.50)%   (28.54)%   (14.74)%    (6.76)%

   S&P 500 Index ................... (3.15)%   (24.75)%   (16.09)%   (11.11)%
   Lipper Large-Cap
     Value Fund Average ............ (5.13)%   (25.54)%    (8.68)%    (7.65)%
--------------------------------------------------------------------------------
(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. Performance for periods less than one year is not annualized.
(b) From commencement of investment operations on August 26, 1999.

                     Dividend History
----------------------------------------------------------
PAYMENT (EX) DATE     RATE PER SHARE    REINVESTMENT PRICE
December 27, 2001        $0.0279              $10.71
December 27, 2000        $0.7700              $12.16
December 27, 1999        $0.1250              $11.33
--------------------------------------------------------------------------------
MARKET COMMENTARY

      In deference to the extreme conditions caused by the war, the Federal Reserve Board (the "Fed") surprised everyone by refusing to issue an opinion in their March 18th meeting. In this regularly scheduled meeting of the Federal Open Market Committee, Reserve Board officials said that the looming war with Iraq made it impossible to assess the outlook for the economy. We certainly can't remember the Fed ever saying they did not even have an opinion. The language that they adopted three years ago, which simply makes a determination of the risks being 1) to the upside, 2) to the downside, or 3) evenly weighted, seemed to give them enough flexibility to offer an opinion and yet be a little vague when it was expedient to be so. Nevertheless, they explained their reluctance to offer an opinion by saying "the hesitancy of the economic expansion appears to owe importantly to oil price premiums and other aspects of geopolitical uncertainties." We can't help but poke a little fun at the Fed in this instance by including the last line of the notes that accompanied the Federal Open Market Committee's (lack of) decision: "In the current circumstances, heightened surveillance is particularly informative."

      This Fed's lack of confidence about where we are really mirrors the situation in corporate spending. Consumer spending had supported the economy since corporate spending dried up three years ago, and, for a while now, we have been looking for companies to once again resume spending to build inventories, invest in new plant and equipment, upgrade technology and tools and hire workers. However, capital spending remains firmly on hold. While companies have worked off a lot of excess investment, they are still reluctant to spend and appear to have reached a point where they are not only holding off discretionary spending but also some maintenance spending. We need corporate spending to resume in order to get a recovery that has some traction and strength. The conditions are in place to give companies enough comfort to spend again, because business has stabilized and earnings have recovered. The fourth quarter was the fourth in a row of positive year over year earnings improvements. In addition, credit spreads have greatly narrowed, reflecting less fear of risks, and the oil price decline lowers costs. However, while we think we have to be getting closer to the point where spending resumes there is no evidence yet. And with job losses continuing a slow climb, the risk is that the consumer might get uncomfortable and pull back on spending.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

CENDANT CORP. (CD - $12.70 - NYSE) is a consumer services company whose primary businesses are travel related, such as hotels, car rentals and reservations, as well as mortgage servicing and real estate. The weak environment for some of these businesses has been holding the stock price down even as the company has taken tremendous strides to restore its credibility, optimize cash flow, de-leverage the debt-laden balance sheet and improve the quality of reported earnings. We expect the company to continue along this path in 2003, and are hopeful that this will finally be the year Cendant puts its past problems behind it, meaningfully reduces its debt levels and gets a reasonable multiple on its cash flow and earnings. Management's commitment to and progress in improving its reputation should lead to a much higher valuation.

It is almost a year since HEWLETT-PACKARD CO. (HPQ - $15.55 - NYSE) merged with Compaq Computer. It is clear now that the company, under the leadership of CEO Carly Fiorina, studied previous mergers thoroughly and drew up a detailed plan to avoid the usual problems. Cost cutting, employee reductions and product rationalizations are ahead of plan and earnings are on track. Corporate spending on technology remains weak, but Hewlett-Packard is positioning itself as a full service information technology company for the eventual recovery. We believe that the current price reflects a discount to real value because of the uncertainty of the merger in addition to the weak spending environment, and that an upward re-valuation will accompany the resolution of these two issues.

We purchased new positions in NORTHROP GRUMMAN CORP. (NOC - $85.80 - NYSE) and GENERAL DYNAMICS CORP. (GD - $55.07 - NYSE), defense companies that will benefit from federal spending increases of 6%-7% over the next several years, after a decade of declines. These companies have concerns priced in due to the slowdown in commercial aerospace due to the war, incremental airline bankruptcies, a slow economy and large pension benefit shortfalls which will have to be addressed.

In last quarter's report, we highlighted HONEYWELL INTERNATIONAL INC. (HON - $21.36 - NYSE), which continues to suffer from the extremely weak manufacturing (and aerospace) economy. We also have a position in INGERSOLL-RAND CO. (IR - $38.59 - NYSE), which we believe is one of the best industrial cycle investments. The company's higher than average financial leverage combined with over two years of cost cutting should position the company to take full advantage of a sustained upswing in manufacturing activity.

We also discussed the utility sector in the last quarterly report, and we added a new position in CMS ENERGY CORP. (CMS - $4.41 - NYSE). We continue to believe that some of the utilities, whose tremendous decline in value was largely caused by their foray into un-regulated businesses which generated huge losses, will ultimately be good investments as they return to traditional utility operations and put their liquidity and balance sheet issues behind them. Our holdings in this group include EL PASO CORP. (EP - $6.05 - NYSE), TXU CORP. (TXU - $17.85 -
NYSE), ALLEGHENY ENERGY INC. (AYE - $6.21 - NYSE), DUKE ENERGY CORP. (DUK - $14.54 - NYSE), PUBLIC SERVICE ENTERPRISE GROUP INC. (PEG - $36.69 - NYSE) and FIRSTENERGY CORP. (FE - $31.50 - NYSE).

OUTLOOK

      We have been looking for a resumption of corporate spending, and we have been too early in predicting this in the past. Nevertheless, we would be surprised if it did not occur in the second half of this year. A big spending pick-up is not necessary -- a normal resumption of capital expenditures would be enough to ensure that the recovery takes hold and gets a little head of steam to carry it into next year. While it is always difficult to get performance without a firm market to support investors putting cash to work, we do think that the stocks of the companies in the Fund represent very good value. We invest in those that have their own company problems priced in that we expect to abate, and we believe that we have identified those that have unique catalysts or a potential sequence of events that will return them to a higher value.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Funds' portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        MAY                JUNE             JULY
                        ---                ----             ----
      1st Tuesday       Howard Ward        Howard Ward      Howard Ward
      1st Wednesday     Henry Van der Eb   Susan Byrne      Caesar Bryan
      2nd Wednesday     Caesar Bryan       Walter Walsh     Charles Minter & Martin Weiner
      3rd Wednesday     Elizabeth Lilly    Ivan Arteaga     Hartswell Woodson
      4th Wednesday     Barbara Marcin     Barbara Marcin   Ivan Arteaga
      5th Wednesday                                         Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GABBX. Please call us during the business day for further information.

                                                   Sincerely,

                                                   /S/ BARBARA G. MARCIN

                                                   BARBARA G. MARCIN, CFA
                                                   Portfolio Manager

May 12, 2003

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2003
                                 --------------

    Cendant Corp.                                     Lucent Technologies Inc.
    Hewlett-Packard Co.                               AOL Time Warner Inc.
    The Walt Disney Co.                               Merrill Lynch & Co. Inc.
    El Paso Corp.                                     Citigroup Inc.
    Honeywell International Inc.                      Agere Systems Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI BLUE CHIP VALUE FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
             COMMON STOCKS -- 100.5%
             AEROSPACE -- 1.6%
      3,000  General Dynamics Corp. ............$   165,210
      2,000  Northrop Grumman Corp. ............    171,600
                                                -----------
                                                    336,810
                                                -----------
             BUSINESS SERVICES -- 6.8%
    114,000  Cendant Corp.+ ....................  1,447,800
                                                -----------
             CABLE -- 1.6%
     12,005  Comcast Corp., Cl. A+ .............    343,223
                                                -----------
             COMMUNICATIONS EQUIPMENT -- 6.9%
    209,230  Agere Systems Inc., Cl. A+ ........    334,768
    127,295  Agere Systems Inc., Cl. B+ ........    190,942
     17,600  Cisco Systems Inc.+ ...............    228,448
    480,700  Lucent Technologies Inc.+ .........    706,629
                                                -----------
                                                  1,460,787
                                                -----------
             COMPUTER HARDWARE -- 4.1%
     55,294  Hewlett-Packard Co. ...............    859,822
                                                -----------
             CONSUMER PRODUCTS -- 0.9%
      8,200  Mattel Inc. .......................    184,500
                                                -----------
             DIVERSIFIED INDUSTRIAL -- 5.5%
     35,700  Honeywell International Inc. ......    762,552
     10,400  Ingersoll-Rand Co., Cl. A .........    401,336
                                                -----------
                                                  1,163,888
                                                -----------
             ELECTRONICS -- 1.6%
     17,800  Applied Materials Inc.+ ...........    223,924
      7,200  Intel Corp. .......................    117,216
                                                -----------
                                                    341,140
                                                -----------
             ENERGY AND UTILITIES: ELECTRIC -- 10.7%
     57,700  Allegheny Energy Inc. .............    358,317
     13,300  Alliant Energy Corp. ..............    213,731
     21,600  CMS Energy Corp. ..................     95,256
     21,100  Duke Energy Corp. .................    306,794
      9,700  FirstEnergy Corp. .................    305,550
     10,900  NiSource Inc. .....................    198,380
      8,000  Public Service
              Enterprise Group Inc. ............    293,520
     28,200  TXU Corp. .........................    503,370
                                                -----------
                                                  2,274,918
                                                -----------
             ENERGY AND UTILITIES: OIL -- 18.1%
    136,300  Aquila Inc. .......................    283,504
      7,900  Baker Hughes Inc. .................    236,447
      8,575  ConocoPhillips ....................    459,620
      8,200  Devon Energy Corp. ................    395,404
    127,200  El Paso Corp. .....................    769,560
     11,100  EOG Resources Inc. ................    439,116
      6,900  Halliburton Co. ...................    143,037
      4,200  Kinder Morgan Inc. ................    189,000
     13,400  Marathon Oil Corp. ................    321,198
      5,600  Murphy Oil Corp. ..................    247,352
     14,100  Pioneer Natural Resources Co.+ ....    353,910
                                                -----------
                                                  3,838,148
                                                -----------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
             ENTERTAINMENT -- 6.8%
     57,800  AOL Time Warner Inc.+ .............$   627,708
     48,100  The Walt Disney Co. ...............    818,662
                                                -----------
                                                  1,446,370
                                                -----------
             FINANCIAL SERVICES -- 12.9%
      7,300  American Express Co. ..............    242,579
     18,600  CIT Group Inc. ....................    313,596
     15,500  Citigroup Inc. ....................    533,975
     16,100  JP Morgan Chase & Co. .............    381,731
      8,100  Lehman Brothers Holdings Inc. .....    467,775
     16,000  Merrill Lynch & Co. Inc. ..........    566,400
      7,000  State Street Corp. ................    221,410
                                                -----------
                                                  2,727,466
                                                -----------
             FINANCIAL SERVICES: INSURANCE -- 3.2%
      8,200  Everest Re Group Ltd. .............    469,122
     15,510  Travelers Property
              Casualty Corp., Cl. B ............    218,846
                                                -----------
                                                    687,968
                                                -----------
             FOOD AND BEVERAGE -- 2.0%
     18,100  Darden Restaurants Inc. ...........    323,085
      4,000  Wendy's International Inc. ........    110,040
                                                -----------
                                                    433,125
                                                -----------
             HEALTH CARE -- 4.7%
     22,400  Bristol-Myers Squibb Co. ..........    473,312
     10,000  Pfizer Inc. .......................    311,600
      5,900  Wyeth .............................    223,138
                                                -----------
                                                  1,008,050
                                                -----------
             METALS AND MINING -- 1.5%
     15,900  Alcoa Inc. ........................    308,142
                                                -----------
             PAPER AND FOREST PRODUCTS -- 1.3%
      8,200  International Paper Co. ...........    277,160
                                                -----------
             TELECOMMUNICATIONS -- 5.6%
      6,200  ALLTEL Corp. ......................    277,512
     13,900  SBC Communications Inc. ...........    278,834
     33,000  Sprint Corp. - FON Group ..........    387,750
      6,800  Verizon Communications Inc. .......    240,380
                                                -----------
                                                  1,184,476
                                                -----------
             TRANSPORTATION -- 0.5%
      5,100  Ryder System Inc. .................    104,601
                                                -----------
             WIRELESS COMMUNICATIONS -- 4.2%
     68,500  AT&T Wireless Services Inc.+ ......    452,100
     33,600  Nextel Communications Inc., Cl. A+     449,904
                                                -----------
                                                    902,004
                                                -----------
             TOTAL COMMON STOCKS ............... 21,330,398
                                                -----------
             TOTAL INVESTMENTS -- 100.5%
              (Cost $24,727,320) ............... 21,330,398

             OTHER ASSETS AND
              LIABILITIES (NET) -- (0.5)% ......   (115,829)
                                                -----------
             NET ASSETS -- 100.0% ..............$21,214,569
                                                ===========
------------------------
 +    Non-income producing security.

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
     ---------------------------------------------------------------------------

     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                        THE GABELLI BLUE CHIP VALUE FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                                BOARD OF TRUSTEES
Mario J. Gabelli, CFA                        Mary E. Hauck
CHAIRMAN AND CHIEF                           (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER                           GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.                MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita                          Karl Otto Pohl
ATTORNEY-AT-LAW                              FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                    DEUTSCHE BUNDESBANK

Vincent D. Enright                           Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                 VICE PRESIDENT/MEDICAL AFFAIRS
AND CHIEF FINANCIAL OFFICER                  LAWRENCE HOSPITAL CENTER
KEYSPAN ENERGY CORP.

                         OFFICERS AND PORTFOLIO MANAGER
Barbara G. Marcin, CFA                       Bruce N. Alpert
PORTFOLIO MANAGER                            PRESIDENT

James E. McKee                               Gus Coutsouros
SECRETARY                                    VICE PRESIDENT AND TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Blue Chip Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB402Q103SR


                                                               [GRAPHIC OMITTED]
                                                        PICTURE OF MARIO GABELLI

               THE
               GABELLI
               BLUE CHIP
               VALUE
               FUND
                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2003